PROSPECTUS                                                     July 1, 1997
                                             As Supplemented January 23, 1998

                                                       [EVERGREEN FUNDS LOGO]


  EVERGREEN SPECIALTY GROWTH AND BALANCED FUNDS

  EVERGREEN FOUNDATION FUND
  EVERGREEN TAX STRATEGIC FOUNDATION FUND
  EVERGREEN AMERICAN RETIREMENT FUND
  EVERGREEN BALANCED FUND
  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

       The Evergreen Specialty Growth and Balanced Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide current income, capital appreciation or after-tax "total return." This Prospectus provides information regarding the Class A, Class B and Class C shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.


           A Statement of Additional Information for the Funds dated July 1, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Evergreen Funds at 1-800-343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.

  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS


EXPENSE INFORMATION....................................     3
FINANCIAL HIGHLIGHTS...................................     5
DESCRIPTION OF THE FUNDS...............................     8
         Investment Objectives and Policies............     8
         Investment Practices and Restrictions.........    11
         Special Risk Considerations...................    15
ORGANIZATION AND SERVICE PROVIDERS.....................    16
         Organization..................................    16
         Service Providers.............................    17
         Sub-Adviser...................................    18
         Distribution Plans and Agreements.............    18
PURCHASE AND REDEMPTION OF SHARES......................    19
         How to Buy Shares.............................    19
         How to Redeem Shares..........................    22
         Exchange Privilege............................    23
         Shareholder Services..........................    24
         Banking Laws..................................    25
OTHER INFORMATION......................................    25
         Dividends, Distributions and Taxes............    25
         General Information...........................    26

                              EXPENSE INFORMATION

       The table set forth below summarizes the shareholder transaction costs associated with an investment in Class A, Class B and Class C shares of each Fund. For further information see "Purchase and Redemption of Shares" and "General Information -- Other Classes of Shares."

SHAREHOLDER TRANSACTION EXPENSES                                             Class A Shares    Class B Shares    Class C Shares
Maximum Sales Charge Imposed on Purchases (as a % of offering price)              4.75%          None              None
Contingent Deferred Sales Charge (as a % of original purchase price or             None(1)            5%(2)             1%(2)
redemption proceeds, whichever is lower)


       Annual operating expenses reflect the normal operating expenses of the Fund, and include costs such as management, distribution and other fees. The table below shows the Fund's actual or estimated annual operating expenses for the fiscal period ending on the date set forth beside the Fund's name. The examples show what you would pay if you invested $1,000 over the periods indicated. THE EXAMPLES ASSUME THAT YOU REINVEST ALL OF YOUR DIVIDENDS AND THAT THE FUND'S AVERAGE ANNUAL RETURN WILL BE 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. THE FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by the Funds see "Organization and Service Providers."


EVERGREEN FOUNDATION FUND (MARCH 31, 1997)


                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming No
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .79%       .79%       .79%
                                                      After 1 Year           $  60      $  70      $  30      $  20      $  20
12b-1 Fees(3)           .25%       .75%       .75%
                                                      After 3 Years          $  85      $  93      $  63      $  63      $  63
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $ 113      $ 128      $ 108      $ 108      $ 108
                                                      After 10 Years         $ 191      $ 204      $ 233      $ 204      $ 233
Other Expenses          .21%       .21%       .21%
Total                  1.25%      2.00%      2.00%



EVERGREEN TAX STRATEGIC FOUNDATION FUND (MARCH 31, 1997)


                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees        .875%      .875%      .875%
                                                      After 1 Year           $  61      $  72      $  32      $  22      $  22
12b-1 Fees(3)           .25%       .75%       .75%
                                                      After 3 Years          $  89      $  97      $  67      $  67      $  67
Shareholder Service
 Fees                     --      .250%      .250%    After 5 Years          $ 119      $ 135      $ 114      $ 115      $ 114
                                                      After 10 Years         $ 205      $ 219      $ 246      $ 219      $ 246
Other Expenses         .255%      .265%      .255%
Total                 1.380%     2.140%     2.130%



EVERGREEN AMERICAN RETIREMENT FUND (MARCH 31, 1997)


                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming No
                        ANNUAL OPERATING EXPENSES**                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .75%       .75%       .75%
                                                      After 1 Year           $  61      $  71      $  32      $  21      $  22
12b-1 Fees(3)           .25%       .75%       .75%
                                                      After 3 Years          $  89      $  96      $  66      $  66      $  66
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $ 119      $ 133      $ 114      $ 113      $ 114
                                                      After 10 Years         $ 204      $ 216      $ 245      $ 216      $ 245
Other Expenses          .37%       .36%       .37%
Total                  1.37%      2.11%      2.12%

EVERGREEN BALANCED FUND (MARCH 31, 1998)


                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .45%       .45%       .45%
                                                      After 1 Year           $  57      $  67      $  27      $  17      $  17
12b-1 Fees(3)           .25%      1.00%      1.00%
                                                      After 3 Years          $  77      $  84      $  54      $  54      $  54
Other Expenses          .27%       .27%       .27%
Total                   .97%      1.72%      1.72%



(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge upon redemption within one year after the month of purchase.


(2) The deferred sales charge on Class B shares declines from 5% to 1% on amounts redeemed within six years after the month of purchase. The deferred sales charge on Class C shares is 1% on amounts redeemed within one year after the month of purchase. No sales charge is imposed on redemptions made thereafter. See "Purchase and Redemption of Shares" for more information.


(3) Long-term shareholders may pay more than the economic equivalent front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS

       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter has been audited by the respective Fund's independent auditors as follows: EVERGREEN FOUNDATION FUND for the three-months ended March 31, 1997 and the fiscal year ended December 31, 1996 by KPMG Peat Marwick LLP and for the fiscal year ended December 31, 1995 by other auditors; EVERGREEN TAX STRATEGIC FOUNDATION FUND for the three-months ended March 31, 1997 and the fiscal year ended December 31, 1996 by KPMG Peat Marwick LLP and for the fiscal year ended December 31, 1995 by other auditors; EVERGREEN AMERICAN RETIREMENT FUND for the three-months ended March 31, 1997 and the fiscal year ended December 31, 1996 by KPMG Peat Marwick LLP and for the fiscal year ended December 31, 1995 by other auditors. EVERGREEN BALANCED FUND commenced operations on January 23, 1998. Consequently, no financial highlights are currently available. A report of KPMG Peat Marwick LLP or other auditors, as the case may be, on the audited information with respect to each Fund is incorporated by reference into the Funds' Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference into the Funds' Statement of Additional Information.

       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN FOUNDATION FUND -- CLASS A, B AND C SHARES

                                                                                                                CLASS C
                                                  CLASS A                          CLASS B                               YEAR
                                       THREE MONTHS                     THREE MONTHS                     THREE MONTHS   ENDED
                                          ENDED         YEAR ENDED         ENDED         YEAR ENDED         ENDED       DECEMBER
                                        MARCH 31,      DECEMBER 31,      MARCH 31,      DECEMBER 31,      MARCH 31,     31,
                                          1997**       1996    1995*       1997**       1996    1995*       1997**       1996
PER SHARE DATA:
Net asset value, beginning of
  period.............................     $16.13      $15.12   $12.24      $16.07      $15.07   $12.24      $16.06      $15.07
Income (loss) from investment
  operations:
  Net investment income..............        .12         .50      .44         .09         .40      .36         .09         .40
  Net realized and unrealized gain
    (loss) on investments............       (.13)       1.16     3.14        (.13)       1.15     3.09        (.13)       1.14
      Total from investment
        operations...................       (.01)       1.66     3.58        (.04)       1.55     3.45        (.04)       1.54
Less distributions to shareholders
  from:
  Net investment income..............       (.12)       (.50)    (.47)       (.09)       (.40)    (.39)       (.08)       (.40)
  Net realized gain on investments...         --        (.15)    (.23)         --        (.15)    (.23)         --        (.15)
      Total distributions............       (.12)       (.65)    (.70)       (.09)       (.55)    (.62)       (.08)       (.55)
Net asset value, end of period.......     $16.00      $16.13   $15.12      $15.94      $16.07   $15.07      $15.94      $16.06
TOTAL RETURN+........................       (.2%)      11.3%    29.7%        (.3%)      10.5%    28.7%        (.3%)      10.4%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (in
    millions)........................       $220        $206     $107        $606        $570     $296         $28         $27
Ratios to average net assets:
  Expenses...........................      1.25%++     1.24%    1.33%++#     2.00%++    1.99%    2.07%++     2.00%++     1.99%
  Net investment income..............      2.83%++     3.39%    3.73%++#     2.07%++    2.64%    2.99%++     2.07%++     2.64%
Portfolio turnover rate..............         2%         10%      28%          2%         10%      28%          2%         10%
Average commission rate paid per
  share..............................     $.0670      $.0649      N/A      $.0670      $.0649      N/A      $.0670      $.0649

                                       1995*
PER SHARE DATA:
Net asset value, beginning of
  period.............................  $12.24
Income (loss) from investment
  operations:
  Net investment income..............     .34
  Net realized and unrealized gain
    (loss) on investments............    3.09
      Total from investment
        operations...................    3.43
Less distributions to shareholders
  from:
  Net investment income..............    (.37)
  Net realized gain on investments...    (.23)
      Total distributions............    (.60)
Net asset value, end of period.......  $15.07
TOTAL RETURN+........................   28.5%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (in
    millions)........................     $11
Ratios to average net assets:
  Expenses...........................   2.23%++#
  Net investment income..............   2.83%++#
Portfolio turnover rate..............     28%
Average commission rate paid per
  share..............................     N/A

* For the period from January 3, 1995 (commencement of operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                                            YEAR ENDED
                                                                        DECEMBER 31, 1995*
                                                                        CLASS A     CLASS C
                                                                        SHARES      SHARES
Expenses............................................................      1.34%       2.37%
Net investment income...............................................      3.72%       2.69%

EVERGREEN TAX STRATEGIC FOUNDATION FUND -- CLASS A, B AND C SHARES

                                                                                                               CLASS C
                                            CLASS A                             CLASS B                                  YEAR
                                THREE MONTHS                        THREE MONTHS                        THREE MONTHS    ENDED
                                   ENDED           YEAR ENDED          ENDED           YEAR ENDED          ENDED        DECEMBER
                                 MARCH 31,        DECEMBER 31,       MARCH 31,        DECEMBER 31,       MARCH 31,      31,
                                   1997++        1996     1995*        1997++        1996     1995*        1997++        1996
PER SHARE DATA:
Net asset value, beginning of
  period.......................    $13.50       $12.20    $10.44       $13.49       $12.19    $10.31       $13.47       $12.19
Income from investment
  operations:
  Net investment income........       .07          .27       .29          .05          .19       .22          .06          .18
  Net realized and unrealized
    gain on investments........       .06+++      1.59      2.24          .06+++      1.59      2.37          .05+++      1.58
      Total from investment
        operations.............       .13         1.86      2.53          .11         1.78      2.59          .11         1.76
Less distributions to
  shareholders from:
  Net investment income........      (.06)        (.28)     (.31)        (.04)        (.20)     (.25)        (.05)        (.20)
  Net realized gain on
    investments................        --         (.28)     (.46)          --         (.28)     (.46)          --         (.28)
      Total distributions......      (.06)        (.56)     (.77)        (.04)        (.48)     (.71)        (.05)        (.48)
Net asset value, end of
  period.......................    $13.57       $13.50    $12.20       $13.56       $13.49    $12.19       $13.53       $13.47
TOTAL RETURN**.................      1.0%        15.4%     24.8%         0.8%        14.7%     25.6%         0.8%        14.5%

                                 1995*
PER SHARE DATA:
Net asset value, beginning of
  period.......................  $10.69
Income from investment
  operations:
  Net investment income........     .22
  Net realized and unrealized
    gain on investments........    1.99
      Total from investment
        operations.............    2.21
Less distributions to
  shareholders from:
  Net investment income........    (.25)
  Net realized gain on
    investments................    (.46)
      Total distributions......    (.71)
Net asset value, end of
  period.......................  $12.19
TOTAL RETURN**.................   21.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)............ $  15,039       $11,166    $2,702    $  38,838       $28,007    $6,559    $   5,086       $4,108
Ratios to average net assets:
  Expenses...................      1.38%+       1.52%#    1.75%#+       2.14%+       2.27%#    2.50%#+      2.13%+       2.25%#
  Net investment income......      2.30%+       2.39%#    2.79%#+       1.55%+       1.64%#    2.03%#+      1.55%+       1.64%#
Portfolio turnover rate......        29%          88%      110%           29%          88%      110%          29%          88%
Average commission rate paid
  per share..................     $.0656       $.0648       N/A       $.0656        $.0648       N/A       $.0656       $.0648
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)............    $496
Ratios to average net assets:
  Expenses...................   2.50%#+
  Net investment income......   2.07%#+
Portfolio turnover rate......    110%
Average commission rate paid
  per share..................     N/A

* For the period from January 17, 1995, January 6, 1995 and March 3, 1995 (commencement of Class A, Class B and Class C operations, respectively) to December 31, 1995.
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+   Annualized.
++ The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
+++ The per share amount is not in accord with the net realized and unrealized gain for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                  CLASS A SHARES    CLASS B SHARES        CLASS C
                                                                                           SHARES
                                                    YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                  1996     1995*    1996     1995*    1996      1995*
Expenses.......................................   1.76%    5.02%    2.51%    3.65%    2.48%     18.91%
Net investment income (loss)...................   2.15%    (.48%)   1.40%     .88%    1.41%    (14.34%)

EVERGREEN AMERICAN RETIREMENT FUND -- CLASS A, B AND C SHARES

                                                     CLASS A                           CLASS B                      CLASS C
                                            THREE                             THREE                             THREE       YEAR
                                           MONTHS                            MONTHS                            MONTHS      ENDED
                                            ENDED         YEAR ENDED          ENDED         YEAR ENDED          ENDED      DECEMBER
                                          MARCH 31,       DECEMBER 31       MARCH 31,       DECEMBER 31       MARCH 31,    31,
                                           1997**       1996      1995*      1997**       1996      1995*      1997**       1996
PER SHARE DATA:
Net asset value, beginning of period...     $13.86      $12.82    $10.65      $13.80      $12.80    $10.65      $13.83     $12.81
Income (loss) from investment
  operations:
  Net investment income................        .11         .45       .41         .09         .36       .35         .09        .36
  Net realized and unrealized gain
    (loss) on investments..............       (.12)       1.12      2.22        (.13)       1.09      2.20       (.13)       1.11
      Total from investment
        operations.....................       (.01)       1.57      2.63        (.04)       1.45      2.55       (.04)       1.47
Less distributions to shareholders
  from:
  Net investment income................       (.11)       (.42)     (.46)       (.09)       (.34)     (.40)      (.09)       (.34)
  Net realized gain on investments.....         --        (.11)       --          --        (.11)       --          --       (.11)
      Total distributions..............       (.11)       (.53)     (.46)       (.09)       (.45)     (.40)      (.09)       (.45)
Net asset value, end of period.........     $13.74      $13.86    $12.82      $13.67      $13.80    $12.80      $13.70     $13.83
TOTAL RETURN+..........................       (.1%)      12.5%     24.9%        (.3%)      11.5%     24.1%       (.3%)      11.6%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (000's
    omitted)...........................    $14,590     $11,116    $1,335     $76,791     $57,622    $4,839     $ 1,769     $1,487
Ratios to average net assets:
  Expenses #...........................      1.37%++     1.30%     1.37%++     2.11%++     2.06%     2.12%++     2.12%++    2.05%
  Net investment income #..............      3.43%++     3.53%     3.73%++     2.68%++     2.79%     2.97%++     2.65%++    2.80%
Portfolio turnover rate................         9%         16%       49%          9%         16%       49%          9%        16%
Average commission rate paid per
  share................................     $.0606      $.0619       N/A      $.0606      $.0619       N/A     $ .0606     $.0619

                                         1995*
PER SHARE DATA:
Net asset value, beginning of period...  $10.65
Income (loss) from investment
  operations:
  Net investment income................     .36
  Net realized and unrealized gain
    (loss) on investments..............    2.19
      Total from investment
        operations.....................    2.55
Less distributions to shareholders
  from:
  Net investment income................    (.39)
  Net realized gain on investments.....      --
      Total distributions..............    (.39)
Net asset value, end of period.........  $12.81
TOTAL RETURN+..........................   24.0%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (000's
    omitted)...........................    $110
Ratios to average net assets:
  Expenses #...........................   2.10%++
  Net investment income #..............   2.96%++
Portfolio turnover rate................     49%
Average commission rate paid per
  share................................     N/A

* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:

                                                          CLASS A                       CLASS B                  CLASS C
                                                   THREE                        THREE                         THREE     YEAR
                                                  MONTHS                       MONTHS                        MONTHS     ENDED
                                                   ENDED       YEAR ENDED       ENDED       YEAR ENDED        ENDED     DECEMBER
                                                 MARCH 31,    DECEMBER 31,    MARCH 31,    DECEMBER 31,     MARCH 31,   31,
                                                  1997**     1996    1995*     1997**     1996     1995*     1997**     1996
Expenses.......................................    1.68%     1.33%   10.96%     2.43%     2.09%    4.20%      2.43%     2.08%
Net investment income (loss)...................    3.12%     3.50%   (5.86%)    2.36%     2.76%     .89%      2.34%     2.77%

                                                  1995*
Expenses.......................................  103.52%
Net investment income (loss)...................  (98.46%)

                            DESCRIPTION OF THE FUNDS


       Each Fund's investment objective is nonfundamental; as a result, a Fund may change its objective without a shareholder vote. Each Fund has also adopted certain fundamental investment policies which are mainly designed to limit a Fund's exposure to risk. Each Fund's fundamental policies cannot be changed without a shareholder vote. See the Statement of Additional Information ("SAI") for more information regarding a Fund's fundamental investment policies or other related investment policies. There can be no assurance that a Fund's investment objective will be achieved.


       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below. There can be no assurance that any Fund's investment objective will be achieved.

INVESTMENT OBJECTIVES AND POLICIES

EVERGREEN FOUNDATION FUND

       The investment objectives of EVERGREEN FOUNDATION FUND, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Fund seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U.S. government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Fund's investment adviser have potential for capital enhancement.

       The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The values of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.

       The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).

       In selecting fixed income securities for the Fund's portfolio, emphasis will be placed on issues expected to fluctuate little in value other than as a result of changes in prevailing interest rates. The market values of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. While fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Fund's investment adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Fund's portfolio may include:

       1. Marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the U.S. government, and others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of their member countries. There are no assurances that the commitments will be fulfilled in the future.

       2. Corporate obligations rated no lower than A by Moody's Investor's Service ("Moody's"), A-2 by Standard and Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P").

       3. Obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation.

       4. Commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's). For a description of such ratings see the Statement of Additional Information.

       Certain obligations may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligation of the bank in assessing the quality of such security.

EVERGREEN TAX STRATEGIC FOUNDATION FUND

       The investment objective of EVERGREEN TAX STRATEGIC FOUNDATION FUND is to maximize the after-tax "total return" on its portfolio of investments. Total return consists of current income and capital appreciation in the value of its shares. The Fund seeks to achieve this objective by investing in common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. It will also invest in debt obligations issued by states and possessions of the United States and by the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is exempt from federal income tax. Such securities are generally known as Municipal Securities. The Fund may also invest in taxable debt securities. (See "Investment Practices and Restrictions -- Municipal Securities and Taxable Fixed-Income Investments" below.)

       To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders. The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The values of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.

       The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets will be invested in Municipal Securities. The balance will be invested in equity securities (including securities convertible into equity securities). As of December 31, 1994, 1995, 1996 and March 31, 1997, approximately 54%, 52%, 52%
and 55%, respectively, of the Fund's portfolio consisted of investments in Municipal Securities.

       With respect to the fixed income portion of the Fund's portfolio, emphasis will be placed on acquiring issues expected to fluctuate little in value, except with changes in prevailing interest rates. The market values of the Municipal Securities in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. Investment in medium (i.e., with maturities from five to ten years) to long-term (i.e., with maturities over ten years) debt securities may also be made with a view to realizing capital appreciation when the Fund's investment adviser believes that interest rates on such investments may decline, thereby increasing their market value.

       In general, the Fund will invest in Municipal Securities only if they are determined to be of high or upper medium quality. These include bonds rated BBB or higher by S&P or Baa or higher by Moody's or any other nationally recognized statistical rating organization ("SRO"). The Fund may purchase Municipal Securities which are unrated at the time of purchase, if such securities are determined by the Fund's investment adviser to be of comparable quality to such rated securities. Certain Municipal Securities (primarily variable rate demand notes) may be entitled to the benefits of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligations of the banks in assessing the quality of such securities. Medium grade bonds are more susceptible to adverse economic conditions or changing circumstances than higher grade bonds. For a description of such ratings see the Statement of Additional Information.

       Interest income on certain types of bonds issued after August 7, 1986 to finance nongovernmental activities is an item of "tax-preference" subject to the federal alternative minimum tax for individuals and corporations. To the extent the Fund invests in these "private activity" bonds (some of which were formerly referred to as "industrial development" bonds), individual and corporate shareholders, depending on their status, may be subject to the alternative minimum tax on that part of the Fund's distributions derived from the bonds. As a matter of fundamental policy, 80% of the Fund's investments in Municipal Securities will be invested in Municipal Securities, the interest from which is not subject to the federal alternative minimum tax.

EVERGREEN AMERICAN RETIREMENT FUND

       The investment objectives of EVERGREEN AMERICAN RETIREMENT FUND in order of priority are conservation of capital, reasonable income and capital growth. The Fund offers a structured investment approach designed specifically for retirees and persons contemplating retirement which may also be appropriate for the qualified retirement plans of smaller companies.

       The Fund will invest in a diversified and balanced portfolio of equity and fixed income securities, with emphasis on income-producing securities which appear to have potential for capital enhancement. Ordinarily, the Fund anticipates that approximately 50% of its portfolio will consist of equity securities (including securities convertible into equity securities) and 50% of fixed income securities. The Fund's investment adviser may vary the amount invested in each type of security in response to changing market conditions to take advantage of relative undervaluation in either the stock or bond markets. The Fund will, however, not make an additional investment in equity securities if more than 75% of its total assets at the time the investment is made would include investments in equity securities. Generally, approximately half of the equity portion of the Fund's portfolio will be invested in common stocks which the Fund's investment adviser believes will yield current income and have potential for long-term capital growth and half in bonds and preferred stocks convertible into such common stock. As of December 31, 1994, 1995, 1996 and March 31, 1997, approximately 74%, 66%, 59% and 64% respectively, of the Fund's portfolio consisted of equity securities.


       In addition, the Fund may invest up to 20% of its assets in securities of foreign issuers.


       With respect to the fixed income portion of the Fund's portfolio, emphasis will be placed on acquiring non-speculative issues expected to fluctuate little in value, except with changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short and medium to long-term maturities. Investment in medium (i.e., with maturities from five to ten years) to long-term (i.e., with maturities over ten years) debt securities may also be made with a view to realizing capital appreciation when the Fund's investment adviser believes that interest rates on such investments may decline, thereby increasing their market values.

       Normally, the Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which are supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. These include issues of the Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal National Mortgage Association and Tennessee Valley Authority. The balance will be invested in corporate obligations rated no lower than A by Moody's or S&P.

EVERGREEN BALANCED FUND


       The Fund seeks current income.



       The Fund invests in a combination of equity and debt securities chosen primarily for their potential for current income and secondarily, to the extent consistent with the Fund's investment objective, for their potential for capital appreciation. The Fund normally emphasizes securities having a liberal current yield consistent with investment quality on which the interest or dividend payments are considered reasonably secure. Under normal circumstances, the Fund maintains at least 25% of its total assets in fixed income senior securities. The Fund will invest, under normal circumstances, at least 50% of its total assets in equity securities. The Fund may invest in any type of security, including bonds, debentures and income obligations as well as common and preferred stocks.



       Debt securities, which include both secured and unsecured obligations, will, at the time of investment, be rated within the four highest categories by S&P (AAA, AA, A and BBB), by Moody's (Aaa, Aa, A and Baa), by Fitch Investors Services, L.P. ("Fitch") (AAA, AA, A and BBB), or if not rated or rated under a different system, will be of comparable quality to obligations so rated, as determined by the Fund's investment adviser.



Other Eligible Investments. The Fund may also invest in limited partnerships, including master limited partnerships, and in foreign securities (up to 25% of its assets). The Fund may also invest up to 25% of its assets in below-investment grade securities issued by the United States (U.S.) and foreign issuers having a rating range of BB to CCC by S&P or Fitch and/or Ba to Caa by Moody's, or if unrated or rated under a different system, believed by the Fund's investment adviser to be of comparable quality.



       Securities rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. For more information on below-investment grade securities, see the SAI.



       The Fund's debt securities may include zero coupon bonds and payment-in-kind securities ("PIKs").



       The Fund may invest in certain types of derivative instruments, including mortgage-related securities, such as collateralized mortgage obligations, and enter into interest rate transactions, such as "swaps," "caps," and "floors." These vehicles can also be combined to create more complex products called hybrid derivatives or structured securities.



       The Fund also may invest, for temporary defensive purposes, up to 100% of its assets in short-term obligations. Such obligations may include master demand notes, commercial paper and notes, bank deposits and other financial institution obligations.



       In addition to the investment policies detailed above, the Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions."


INVESTMENT PRACTICES AND RESTRICTIONS


Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of each Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.



Borrowing. The Funds, except EVERGREEN AMERICAN RETIREMENT FUND, may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. In addition to borrowing for temporary or emergency purposes, EVERGREEN AMERICAN RETIREMENT FUND may borrow for purposes of leverage. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.



Securities Lending. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. Loans of securities by the Funds may not exceed 30% of the value of the total assets of the EVERGREEN FOUNDATION FUND, the EVERGREEN TAX STRATEGIC FOUNDATION FUND, and the EVERGREEN BALANCED FUND and 30% of the value of the net assets of the EVERGREEN AMERICAN RETIREMENT FUND. There is a risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, a Fund's ability to dispose of the securities may be delayed.



Illiquid Securities. The Funds may invest up to 15% of their net assets in illiquid securities and other securities which are not readily marketable. Repurchase agreements with maturities longer than seven days will be included for the purposes of the foregoing 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund's ability to raise cash for redemptions or other purposes.

Restricted Securities. The Funds may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities not publicly traded in the United States. Each Fund's investment adviser determines the liquidity of Rule 144A securities according to guidelines and procedures adopted by the Fund's Board of Trustees. The Board of Trustees monitors the investment adviser's application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which a Fund's investment adviser has determined to be liquid or readily marketable, are not subject to the 15% limit on illiquid securities.



Repurchase Agreements. The EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN BALANCED FUND may invest in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's investment adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.



Reverse Repurchase Agreements. The EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN BALANCED FUND may enter into reverse repurchase agreements. A reverse repurchase agreement is an agreement by the Fund to sell a security and repurchase it at a specified time and price. The Fund could lose money if the market values of the securities it sold decline below their repurchase prices. Reverse repurchase agreements may be considered a form of borrowing, and, therefore, a form of leverage. Leverage may magnify gains or losses of the Fund.


Options and Futures. EVERGREEN AMERICAN RETIREMENT FUND may write covered call options on certain portfolio securities in an attempt to earn income and realize a higher return on its portfolio. A call option may not be written by the Fund if afterwards securities comprising more than 15% of the market value of the equity securities of the Fund would be subject to call options. The Fund realizes income from the premium paid to it in exchange for writing the call option. Once it has written a call option on a portfolio security and until the expiration of such option, the Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, the Fund retains the risk of loss, which would be offset to the extent the Fund has received premium income. The Fund will only write "covered" call options traded on U.S. national securities exchanges. An option will be deemed covered when either (i) the Fund owns the security (or securities convertible into such security) on which the option has been written in an amount sufficient to satisfy the obligations arising under the option, or (ii) the Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less than the amount needed to satisfy the Fund's obligations with respect to such options. A "closing purchase transaction" may be entered into with respect to a call option written by the Fund for the purpose of closing its position.


       EVERGREEN AMERICAN RETIREMENT FUND may also purchase futures contracts, including futures contracts based on securities indices, and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund may enter into other types of futures contracts that may become available and relate to the securities held by the Fund.


       EVERGREEN BALANCED FUND may engage in options and futures transactions. Options and futures transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk. The Fund does not use these transactions for speculation or leverage.


       EVERGREEN BALANCED FUND may attempt to hedge all or a portion of its portfolio through the purchase of both put and call options on its portfolio securities and listed put options on financial futures contracts for portfolio securities. The Fund may also purchase call options on financial futures contracts. The Fund may also write covered call options on its portfolio securities to attempt to increase its current income. The Fund will maintain its positions in securities, option rights and segregated cash subject to puts and calls until the options are exercised, closed or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.


       EVERGREEN BALANCED FUND may write covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds may also write straddles (combinations of covered puts and calls on the same underlying security).

       EVERGREEN BALANCED FUND may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying securities for more than their current market prices upon exercise.


       EVERGREEN BALANCED FUND may also, as previously stated, purchase futures contracts and options thereon. A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specific agencies or instrumentalities of the U.S. government. If the Fund enters into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.


       EVERGREEN BALANCED FUND may also enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities, currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

       The Fund may sell or purchase currency and other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the profit on the securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.

       The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction. The Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case the Fund would continue to bear market risk on the transaction.

Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market, exchange or interest rate risks, these investment devices can be highly volatile, and the Funds use of them could result in poorer performance (i.e., the Funds' returns may be reduced). The Funds attempts to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the EVERGREEN BALANCED FUND uses financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolios. This may cause the financial futures contract and any related options to react to market changes differently than the portfolio securities. In addition, the Funds' investment advisers could be incorrect in their expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if EVERGREEN BALANCED FUND'S investment adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although EVERGREEN BALANCED FUND'S investment adviser will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The EVERGREEN BALANCED FUND'S ability to establish and close out financial futures contracts and options on financial futures contracts positions depends on this secondary market. If the Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

Municipal Securities. As noted above, EVERGREEN TAX STRATEGIC FOUNDATION FUND may invest in Municipal Securities, which include municipal bonds, short-term municipal notes and tax exempt commercial paper. "Municipal bonds" are debt obligations issued to obtain funds for various public purposes that are exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues which are normally issued by special purpose authorities. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities being financed. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. "Short-term municipal notes" and "tax exempt commercial paper" include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.


Floating Rate and Variable Rate Obligations. The Municipal Securities in which EVERGREEN TAX STRATEGIC FOUNDATION FUND may invest also include certain variable rate and floating rate municipal obligations with or without demand features. These variable rate securities do not have fixed interest rates; rather, the rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Certain of these obligations may carry a demand feature that gives the EVERGREEN TAX STRATEGIC FOUNDATION FUND the right to demand prepayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security. The EVERGREEN TAX STRATEGIC FOUNDATION FUND will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 15% or less of its net assets. EVERGREEN TAX STRATEGIC FOUNDATION FUND may invest no more than 5% of its total assets in variable and floating rate securities.



When Issued, Delayed Delivery and Forward Commitment Transactions. EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN BALANCED FUND may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, the Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Stand-By Commitments. EVERGREEN TAX STRATEGIC FOUNDATION FUND may also acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. Failure of the dealer to purchase such Municipal Securities may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. The EVERGREEN TAX STRATEGIC FOUNDATION FUND expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the EVERGREEN TAX STRATEGIC FOUNDATION FUND'S portfolio will not exceed 10% of the value of the Fund's net assets calculated immediately after each stand-by commitment is acquired. The Fund will maintain cash or high quality short-term securities in a segregated account with its custodian in an amount equal to such commitments. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Fund's investment adviser, present minimal credit risks.


Taxable Fixed-Income Investments. EVERGREEN TAX STRATEGIC FOUNDATION FUND may temporarily invest up to 20% of its net assets in taxable securities under any one or more of the following circumstances: (1) pending investment of proceeds of sale of Fund shares or of portfolio securities, (2) pending settlement of purchases of portfolio securities, and (3) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% of its net assets in taxable securities for defensive purposes. The Fund may invest for defensive purposes during periods when the Fund's assets available for investment exceed the available Municipal Securities that meet the Fund's quality and other investment criteria. Taxable securities in which the Fund may invest on a short-term basis include obligations of the U.S. government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by any major rating service; commercial paper rated in the highest grade by Moody's, S&P or any SRO; and certificates of deposit issued by United States branches of U.S. banks with assets of $1 billion or more.



Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after a Fund has purchased it, a Fund is not required to sell or otherwise dispose of the security, but may consider doing so.


SPECIAL RISK CONSIDERATIONS


Foreign Investments. Investments by EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN BALANCED FUND in foreign securities may involve additional risks. Specifically, they may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. There may be less publicly available information about a foreign company than about a U.S. company. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by the Fund's investment adviser before making any of these types of investments.



       Investing in securities of issuers in emerging markets countries involves exposures to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging markets countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.



Foreign Currency Transactions. As discussed above, the EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN BALANCED FUND may invest in securities of foreign issuers. When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.



       As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Funds may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver or receive when the contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. A Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although a Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Although the Funds do not currently intend to do so, the Funds may also purchase and sell options related to foreign currencies. The Funds do not intend to enter into foreign currency transactions for speculation or leverage.


Investments Related to Real Estate. EVERGREEN BALANCED FUND and EVERGREEN FOUNDATION FUND may invest up to 15% of their net assets in investments related to real estate, including real estate investment trusts ("REITS"). Risks associated with investments in securities of companies in the real estate industry include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.

Leverage. The utilization of leverage by the EVERGREEN AMERICAN RETIREMENT FUND involves certain risks described below. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval. Shareholders will be notified of any changes in policies that are not fundamental.


                       ORGANIZATION AND SERVICE PROVIDERS



ORGANIZATION



Fund Structure. Each Fund is an investment pool, which invests shareholders' money toward a specified goal. Each Fund is a diversified series of an open-end, management investment company, called Evergreen Equity Trust (the "Trust"). The Trust is a Delaware business trust organized on September 17, 1997.



Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee a Fund's activities, reviewing, among other things, a Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders participate in dividends and distributions from a Fund's assets and have equal voting, liquidation and other rights. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, shares will be fully paid and nonassessable. Shares of a Fund are redeemable, transferable and freely assignable as collateral. The Funds may establish additional classes or series of shares.



       The Funds do not hold annual shareholder meetings; the Funds may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Funds are prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect Trustees. If any matters are to be voted on by shareholders, each share owned as of the record date for the meeting would be entitled to one vote for each dollar of net asset value applicable to each share.



SERVICE PROVIDERS



Investment Adviser. The investment adviser to EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND is Evergreen Asset Management Corp. ("Evergreen Asset"). Evergreen Asset is located at 2500 Westchester Avenue, Purchase, New York 10577 and is a subsidiary of First Union Corporation ("First Union").



       The investment adviser to the EVERGREEN BALANCED FUND is Keystone Investment Management Company ("Keystone"). Keystone has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is an indirect subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union. Both FUNB and First Union are located at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.


       As investment adviser to EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND, Evergreen Asset manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive from EVERGREEN AMERICAN RETIREMENT FUND a fee equal to .75 of 1% of average daily net assets on an annual basis on the first $750 million and .70 of 1% of average daily net assets on an annual basis on assets over $750 million; and from each of EVERGREEN FOUNDATION FUND and EVERGREEN TAX STRATEGIC FOUNDATION FUND a fee equal to .875 of 1% of average daily net assets on an annual basis on the first $750 million in assets, .75 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .70 of 1% of average daily net assets on an annual basis on assets over $1 billion.


       The EVERGREEN BALANCED FUND pays Keystone a fee, calculated on an annual basis, equal to 1.5% of gross dividend and interest income of the Fund plus 0.60% of the first $100,000,000 of the aggregate net asset value of the shares of the Fund, plus 0.55% of the next $100,000,000, plus 0.50% of the next $100,000,000, plus 0.45% of the next $100,000,000, plus 0.40% of the next
$100,000,000, plus 0.35% of the next $500,000,000, plus 0.30% of amounts over
$1,000,000,000, computed as of the close of business each business day and paid monthly.


       The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal year ended December 31, 1996 and for the three months ended March 31, 1997, are set forth in the section entitled "Financial Highlights." Such expenses reflect all voluntary advisory fee waivers and expense reimbursements which may be revised or terminated at any time.


Portfolio Managers. Stephen A. Lieber and James T. Colby, III have served as the portfolio managers for EVERGREEN TAX STRATEGIC FOUNDATION FUND since its inception. Mr. Lieber and Mr. Colby are assisted in the management of the Fund by Gary R. Buesser, C.F.A. Mr. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset, makes all allocation decisions and investment decisions for the equity portion of the portfolio, and Mr. Colby manages the fixed-income portion. Mr. Colby has served as a fixed-income portfolio manager with Evergreen Asset since 1992. Mr. Buesser joined Lieber & Co. as an analyst in 1996. Previously, he was a portfolio manager/analyst with Cohen Asset Management and Shearson Lehman Brothers. Mr. Lieber is also the portfolio manager for EVERGREEN FOUNDATION FUND.


       The portfolio manager for EVERGREEN AMERICAN RETIREMENT FUND is Irene D. O'Neill, C.F.A. Ms. O'Neill has served as the Fund's principal manager since its inception, and has been associated with Evergreen Asset and its predecessor since 1981. Ms. O'Neill is assisted in the management of the Fund by Natalie Kucharski, C.F.A. Since 1985 Ms. Kucharski has served as an analyst at Lieber & Co. in the insurance, health care services and telecommunications industries.


       The portfolio manager for the EVERGREEN BALANCED FUND is Walter McCormick. Mr. McCormick is a Keystone Senior Vice President and Senior Portfolio Manager with more than 27 years of experience in equity and fixed-income investing. Mr. McCormick has served as a balanced fund manager at Keystone since 1984 and as a growth and income fund manager since 1987.


SUB-ADVISER

       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.


Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116, acts as each Fund's transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of First Union Corporation.



Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian.



Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of each Fund.


DISTRIBUTION PLANS AND AGREEMENTS

Distribution Plans. Each Fund's Class A, Class B and Class C shares pay for the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which are based upon a maximum annual rate as a percent of each Fund's average daily net assets attributable to the Class, as follows:


Class A shares           0.75%, (currently limited to 0.25%)
Class B shares           1.00%
Class C shares           1.00%



       Of the amount that each Class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include each Fund's investment adviser or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or service fees during any fiscal period in excess of the amounts set forth above. Amounts paid under the Distribution Agreements are used to compensate the Fund's distributor pursuant to the Distribution Agreements entered into by each Fund.



Distribution Agreements. Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with EDI. Pursuant to the Distribution Agreements, each Fund will compensate EDI for its services as distributor based upon the maximum annual rate as a percentage of each Fund's average daily net assets attributable to the Class, as follows:


Class A shares           0.25%
Class B shares           1.00%
Class C shares           1.00%


       The Distribution Agreements provide that EDI will use the distribution fee received from a Fund for payments (1) to compensate broker-dealers or other persons for distributing shares of the Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EDI may assign its rights to receive compensation under the Plans to secure such financings), (2) to otherwise promote the sale of shares of the Fund, and (3) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Funds' shareholders. FUNB or its affiliates may finance the payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.



       In the event a Fund acquires the assets of other mutual funds, compensation paid to EDI under the Distribution Agreements may be paid by EDI to the distributors of the acquired funds or their predecessors.



       Since EDI's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EDI, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the level of compensation paid to EDI for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.


       The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES


       You may purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EDI. In addition, you may purchase shares of any of the Funds by mailing to that Fund, c/o Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.



       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the Application for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").


Class A Shares-Front-End Sales Charge Alternative. You may purchase Class A shares of each Fund at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12-month period following the month of purchase. The schedule of charges for Class A shares is as follows:

                             Initial Sales Charge

                                  As a % of the Net        As a % of the         Commission to Dealer/Agent
     Amount of Purchase            Amount Invested        Offering Price          as a % of Offering Price
        Less than $   50,000             4.99%                  4.75%                         4.25%
     $   50,000 - $   99,999             4.71%                  4.50%                         4.25%
       $ 100,000 - $ 249,999             3.90%                  3.75%                         3.25%
       $ 250,000 - $ 499,999             2.56%                  2.50%                         2.00%
       $ 500,000 - $ 999,999             2.04%                  2.00%                         1.75%
                                                                               1.00% of the amount invested up
                                                                                     to $2,999,999;
                                                                               .50% of the amount invested over
  $1,000,000 or more                      None                   None          $2,999,999, up to $4,999,999;
                                                                                                and
                                                                               .25% of the excess over
                                                                                         $4,999,999

       No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; (g) and upon the initial purchase of an Evergreen fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.



       Class A shares may also be purchased at net asset value by a corporation or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees, or a TSA plan sponsored by a public education entity having 5,000 or more eligible employees.



       In connection with sales made to plans of the type described in the preceding sentence EDI will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.



       Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided that such plans meet certain required minimum number of eligible employees or required amount of assets. The CDSC applicable to Class B shares also is waived on redemptions of shares by such plans. Additional information concerning the waiver of sales charges is set forth in the SAI.



       When Class A shares are sold, EDI will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EDI may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to 0.25% of the average daily value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Concurrent Purchases, Rights of Accumulation, Letter of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the Application for additional information concerning these reduced sales charges.


Class B Shares -- Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the month of purchase of Class B shares as set forth below.

                                                                                                                       CDSC
Redemption Timing                                                                                                    Imposed
Month of purchase and the first twelve-month period following the month of purchase...............................    5.00%
Second twelve-month period following the month of purchase........................................................    4.00%
Third twelve-month period following the month of purchase.........................................................    3.00%
Fourth twelve-month period following the month of purchase........................................................    3.00%
Fifth twelve-month period following the month of purchase.........................................................    2.00%
Sixth twelve-month period following the month of purchase.........................................................    1.00%
No CDSC is imposed on amounts redeemed thereafter.


       The CDSC is deducted from the amount of the redemption and is paid to EDI. In the event a Fund acquires the assets of other mutual funds, the CDSC may be paid by EDI to the distributors of the acquired funds. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.


       At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.



Class C Shares -- Level-Load Alternative. Class C shares are only offered through broker-dealers who have special distribution agreements with EDI. You may purchase Class C shares at net asset value without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1.00% CDSC, if you redeem shares during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of a Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class C shares in the amount of $500,000 or more. No CDSC will be imposed on Class C shares purchased by institutional investors, and through employee benefit and savings plans eligible for the exemption from front-end sales charges described under "Class A Shares-Front End Sales Charge Alternative," above. Broker-dealers and other financial intermediaries whose clients have purchased Class C shares may receive a trailing commission equal to 0.75% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C shares.



Contingent Deferred Sales Charge. Certain shares with respect to which a Fund did not pay a commission on issuance, including shares obtained from dividend or distribution reinvestment are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.



       No CDSC is imposed on a redemption of shares of a Fund in the event of
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.



       The Funds may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Funds, Keystone, FUNB, Evergreen Asset, EDI and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EDI, and to a bank or trust company acting as a trustee for a single account.



How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.


General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year after the month of purchase. Consult your financial intermediary for further information. The compensation received by broker-dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.



       In addition to the discount or commission paid to broker-dealers, EDI may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EDI may also limit the availability of such incentives to certain specified dealers. EDI from time to time sponsors promotions involving First Union Brokerage Services, Inc., an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EDI or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.



Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or a Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investor may be prohibited or restricted from making further purchases in any of the Evergreen funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least 30 days.


HOW TO REDEEM SHARES


       You may "redeem" ( i.e., sell) your shares for cash, at the net redemption value on any day the Exchange is open, either directly by writing to the Fund, c/o ESC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent (less any applicable CDSC) next calculated after a Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.


Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).


Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o ESC, the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and ESC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and ESC's policies.



       Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 6:00 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESC's offices are closed).

The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach a Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (1) be mailed by check to the shareholder at the address in which the account is registered or (2) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank.



       In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.



       Except as otherwise noted, the Funds, ESC and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line, or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Funds, ESC and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.



Evergreen Express Line. The Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.



General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for 30 days. Shareholders will receive 60 days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any 90 day period for any one shareholder.


EXCHANGE PRIVILEGE


How to Exchange Shares. You may exchange some or all of your shares for shares of the same class in the other Evergreen funds through your financial intermediary by calling or writing to ESC or by using the Evergreen Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of each Fund.



       Each of the Evergreen funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by a Fund upon 60 days' notice to shareholders and is only available in states in which shares of a fund being acquired may lawfully be sold.

       No CDSC will be imposed in the event shares are exchanged for shares of the same class of other Evergreen funds. If you redeem shares, the CDSC applicable to the shares of the Evergreen fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for the purpose of conversion to Class A shares and for the purpose of determining the amount of the applicable CDSC.


Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.


Exchanges By Telephone And Mail. Exchange requests received by a Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.


SHAREHOLDER SERVICES


       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.


Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.


Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.



Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75, and as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 12% of (1) the initial value of the account plus (2) the value, at the time of purchase, of any subsequent investments.



Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds and the other Evergreen funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". Evergreen Asset, Keystone or FUNB may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen funds available to their participants.


Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.



       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the Application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.



Two Dimensional Investing. You may elect to have income and capital gains distributions from any Evergreen fund shares you own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your Application and indicate the Evergreen fund(s) into which distributions are to be invested.



Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Medical Savings Accounts; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to ESC.



BANKING LAWS



       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and Keystone are subject to and in compliance with the aforementioned laws and regulations.



       Changes to applicable laws and regulations or future judicial or administrative decisions could result in Keystone or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory agreements or from acting as agent in connection with the purchase of shares of the Funds by its customers. If Keystone or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreements, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, new investment advisers. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.


                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES


       Each Fund intends to distribute its investment company taxable income quarterly and net realized capital gains at least annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Shareholders of a Fund who have not opted to receive cash prior to the payable date for any dividend from net investment income or the record date for any capital gains distribution will have the number of such shares determined on the basis of a Fund's net asset value per share computed at the end of that day after adjustment for the distribution. Net asset value is used in computing the number of shares in both capital gains and income distribution investments.



       Because Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and, when applicable, Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those of Class A shares, and income distributions paid by a Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

       Account statements and/or checks, as appropriate, will be mailed within seven days after a Fund pays a distribution. Unless a Fund receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.



       Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, it is expected that each Fund will not be required to pay any federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as a Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Funds anticipate meeting such distribution requirements.



       Any taxable dividend declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of shareholders as if paid on December 31 of the year in which the dividend was declared.



       The Funds may be subject to foreign withholding taxes which would reduce the yield on their investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund. See the SAI for additional details. The Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.



       The Funds are required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions (if any) and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, each investor must certify on the Application, or on a separate form supplied by the Fund's transfer agent, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of a Fund.



       The Funds intend to distribute their net capital gains as capital gains dividends. Shareholders should treat such dividends as long-term capital gains. The Funds will designate capital gains distributions as such by a written notice mailed to each shareholder no later than 60 days after the close of a Funds' taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as long-term capital loss to the extent of such capital gain dividend.



       The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the SAI. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may be different from the federal income tax consequences described above.


GENERAL INFORMATION


Portfolio Turnover. The estimated annual portfolio turnover rate for each of the Funds is not expected to exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects the transaction costs relating to the purchase and sale of securities which a Fund bears directly. A high rate of portfolio turnover will increase such costs. See the SAI for further information regarding the practices of the Funds affecting portfolio turnover.



Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with a Fund.



Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this Prospectus and are only available to (1) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (2) certain institutional investors and
(3) investment advisory clients of FUNB, Evergreen Asset,

Keystone or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing-related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares. Investors should telephone (800) 343-2898 to obtain more information on other classes of shares.



Performance Information. The Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for each class of shares. Performance data for one or more classes may be included in any advertisement or sales literature using performance data of a Fund.



       A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid.



       Yield is a way of showing the rate of income a Fund earns on its investments as a percentage of a Fund's share price. A Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in a Fund's financial statements. To calculate yield, a Fund takes the interest and dividend income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on a Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.



       Performance data may be included in any advertisement or sales literature of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Funds may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.



       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The Principal Underwriter may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided to Evergreen fund shareholders.



Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trust with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  Investment Advisers
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      Evergreen Foundation Fund, Evergreen Tax Strategic Foundation Fund, Evergreen American Retirement Fund


  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034
      Evergreen Balanced Fund


  Custodian
  State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827


  Transfer Agent
  Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121


  Legal Counsel
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  Independent Auditors
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110


  Distributor
  Evergreen Distributor, Inc., 125 W. 55th Street, New York, New York 10019



  64905                                                               540392REV2